UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

SUBAYE, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-62236	35-2089848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9/F., Beijing Business World
56 East Xinglong Street
Chongwen District
Beijing, China 100062
(Address of principal executive offices) (Zip Code)

(86) 20-3999-0266
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On June 3, 2010, Subaye, Inc. (the “Company”) issued a press release providing a business update as well as an update on its financial outlook for 2010 and 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1           Press Release of Subaye, Inc., dated June 3, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 3, 2010

SUBAYE, INC.

By: /s/ James T. Crane
Name: James T. Crane
Title: Chief Financial Officer